     As filed with the Securities and Exchange Commission on March 31, 2003.

                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                  -----------

                               PENTON MEDIA, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware                                     36-2875386
   (State or Other Jurisdiction of                     (I.R.S. Employer
    Incorporation or Organization)                     Identification No.)

                  1300 East Ninth Street, Cleveland, Ohio 44114
               (Address of Principal Executive Offices) (Zip Code)

                    PENTON MEDIA, INC. 401(k) RETIREMENT PLAN
                 (AS AMENDED AND RESTATED AS OF JANUARY 1, 2001)
                            (Full Title of the Plan)

                                 Preston L. Vice
                             Chief Financial Officer
                               Penton Media, Inc.
                  1300 East Ninth Street, Cleveland, Ohio 44114
                     (Name and Address of Agent for Service)

                                 (216) 696-7000
          (Telephone Number, Including Area Code, of Agent For Service)


                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
   Registered(1)(2)           Registered              Per Share           Offering Price               Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
     Common Stock,
    par value $0.01
       per share               6,000,000              $0.50(3)             $3,000,000(3)             $242.70
------------------------ ---------------------- ---------------------- ---------------------- ----------------------


(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered pursuant to the Penton Media, Inc. 401(k) Retirement Plan (As Amended and Restated as of January 1, 2001) (the "Plan").

(2) Also relates to stock purchase rights that are attached to each share of common stock of the Registrant in accordance with the Rights Agreement, dated as of June 9, 2000 (as amended), between the Registrant and National City Bank, as successor rights agent. These rights are not exercisable until the occurrence of events described in the Rights Agreement, are evidenced by the certificates for the common stock, and are transferred solely with the common stock. The value attributed to the rights, if any, is reflected in the value of the common stock, and, accordingly, no separate fee is paid.

(3) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Shares of the Registrant on the New York Stock Exchange on March 24, 2003.

     Pursuant to General Instruction E to Form S-8, the contents of the registration statement on Form S-8 (Registration No. 333-62385) as filed with the Securities and Exchange Commission on August 28, 1998 to register the Common Stock, par value $0.01 per share, of the Registrant to be issued under the Plan are hereby incorporated by reference. This registration statement on Form S-8 is filed for the purpose of registering an additional 6,000,000 shares of Common Stock of the Registrant under the Plan.

ITEM 8. EXHIBITS.

     The following Exhibits are being filed as part of this Registration
Statement:

4.1       Restated Certificate of Incorporation of the Registrant (filed as
          Exhibit 3.1 to the Company's Form 10-Q on August 14, 2002, and incorporated herein by reference).

4.2 Certificate of Designation of Series A Junior Participating Preferred Stock of Penton Media, Inc. (filed as Exhibit 4.1 to the Company's Form 8-K on June 12, 2000, and incorporated herein by reference).

4.3 Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Registrant (filed as Exhibit 3.1 to the Company's Form S-3/A on June 4, 2002, and incorporated herein by reference).

4.4 Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.3 to the Company's Form 10-Q on August 14, 2002, and incorporated herein by reference).

4.5 Indenture, dated as of March 28, 2002, by and among Penton Media, Inc., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (filed as Exhibit 4.1 to the Company's Form S-4 on June 26, 2002, and incorporated herein by reference).

4.6 Pledge and Security Agreement, dated as of March 28, 2002, by and among Penton Media, Inc., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (filed as Exhibit 4.3 to the Company's Form S-4 on June 26, 2002, and incorporated herein by reference).

4.7 Intercreditor Agreement, dated as of March 28, 2002, by and between U.S. Bank National Association and The Bank of New York (filed as
          Exhibit 4.4 to the Company's Form S-4 on June 26, 2002, and incorporated herein by reference).

4.8 Form of Warrants to purchase common stock of Penton Media, Inc. (filed as Exhibit 4.1 to the Company's Form 8-K on March 19, 2002, and incorporated herein by reference).

4.9 Rights Agreement, dated as of June 9, 2000, between Penton Media, Inc. and Harris Trust and Savings Bank, as Rights Agent, including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto (filed as Exhibit 4.1 to the Company's Form 8-K on June 12, 2000, and incorporated herein by reference).

4.10 Amendment No. 1, dated as of March 18, 2002, to the Rights Agreement, by and between Penton and National City Bank, as successor Rights Agent (filed as Exhibit 4.2 to the Company's Form 8-K on March 19, 2002, and incorporated herein by reference).

4.11 Amendment No. 2, dated as of July 31, 2002, to the Rights Agreement, by and between Registrant and National City Bank, as successor rights agent (filed as Exhibit 4.1 to the Company's Form 8-A/A on August 1, 2002, and incorporated herein by reference).

4.12 Indenture, dated as of June 28, 2001, between Penton Media, Inc., as issuer, the Subsidiary Guarantors named herein, and The Bank of New York, as Trustee, including the form of the Company's 10.375% Senior Subordinated Notes due June 15, 2011 attached as Exhibit A thereto (filed as Exhibit 4.1 to the Company's Form 10-Q on August 14, 2001, and incorporated herein by reference).

4.13 Penton Media, Inc. Retirement Plan (filed as Exhibit 10.9 to the Company's Registration Statement No. 333-56877, and incorporated herein by reference).

23.       Consent of Independent Accountants.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on this 31st day of March, 2003.

                                            PENTON MEDIA, INC.


                                            By:   /s/ Preston L. Vice
                                                -----------------------
                                            Preston L. Vice
                                            Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                TITLE
---------                                -----

/s/ THOMAS L. KEMP                       Chairman of the Board, Chief Executive Officer and
---------------------------------        (Principal Executive Officer)
Thomas L. Kemp

/s/ Preston L. Vice                      Chief Financial Officer
---------------------------------        (Principal Financial Officer)
Preston L. Vice

/s/ Jocelyn A. Bradford                  Vice President and Controller
---------------------------------
Jocelyn A. Bradford

/s/ Paul W. Brown                        Director
---------------------------------
Paul W. Brown

/s/ Daniel C. Budde                      Director
---------------------------------
Daniel C. Budde

/s/ Hannah C. Craven                     Director
---------------------------------
Hannah C. Craven

/s/ Peni A. Garber                       Director
---------------------------------
Peni A. Garber

/s/ King Harris                          Director
---------------------------------
King Harris

/s/ John J. Meehan                       Director
---------------------------------
John J. Meehan

/s/ David B. Nussbaum                    Director
---------------------------------
David B. Nussbaum

/s/ Daniel J. Ramella                    Director
---------------------------------
Daniel J. Ramella

/s/ Edward J. Schwartz                   Director
---------------------------------
Edward J. Schwartz

/s/ William B. Summers                   Director
---------------------------------
William B. Summers


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on this 31st day of March, 2003.

                                     PENTON MEDIA, INC. 401(k) RETIREMENT PLAN
                                     (As Amended and Restated as of
                                     January 1, 2001)

                                     By:  /s/ Preston L. Vice
                                        ----------------------------------------
                                     Preston L. Vice
                                     Member of the Penton Media, Inc.
                                     Retirement Savings Plan Committee

                                  EXHIBIT INDEX

     The following Exhibits are being filed as part of this Registration
Statement:

4.1       Restated Certificate of Incorporation of the Registrant (filed as
          Exhibit 3.1 to the Company's Form 10-Q on August 14, 2002, and incorporated herein by reference).

4.2 Certificate of Designation of Series A Junior Participating Preferred Stock of Penton Media, Inc. (filed as Exhibit 4.1 to the Company's Form 8-K on June 12, 2000, and incorporated herein by reference).

4.3 Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Registrant (filed as Exhibit 3.1 to the Company's Form S-3/A on June 4, 2002, and incorporated herein by reference).

4.4 Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.3 to the Company's Form 10-Q on August 14, 2002, and incorporated herein by reference).

4.5 Indenture, dated as of March 28, 2002, by and among Penton Media, Inc., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (filed as Exhibit 4.1 to the Company's Form S-4 on June 26, 2002, and incorporated herein by reference).

4.6 Pledge and Security Agreement, dated as of March 28, 2002, by and among Penton Media, Inc., the Subsidiary Guarantors named therein and U.S. Bank National Association, as Trustee (filed as Exhibit 4.3 to the Company's Form S-4 on June 26, 2002, and incorporated herein by reference).

4.7 Intercreditor Agreement, dated as of March 28, 2002, by and between U.S. Bank National Association and The Bank of New York (filed as
          Exhibit 4.4 to the Company's Form S-4 on June 26, 2002, and incorporated herein by reference).

4.8 Form of Warrants to purchase common stock of Penton Media, Inc. (filed as Exhibit 4.1 to the Company's Form 8-K on March 19, 2002, and incorporated herein by reference).

4.9 Rights Agreement, dated as of June 9, 2000, between Penton Media, Inc. and Harris Trust and Savings Bank, as Rights Agent, including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto (filed as Exhibit 4.1 to the Company's Form 8-K on June 12, 2000, and incorporated herein by reference).

4.10 Amendment No. 1, dated as of March 18, 2002, to the Rights Agreement, by and between Penton and National City Bank, as successor Rights Agent (filed as Exhibit 4.2 to the Company's Form 8-K on March 19, 2002, and incorporated herein by reference).

4.11 Amendment No. 2, dated as of July 31, 2002, to the Rights Agreement, by and between Registrant and National City Bank, as successor rights agent (filed as Exhibit 4.1 to the Company's Form 8-A/A on August 1, 2002, and incorporated herein by reference).

4.12 Indenture, dated as of June 28, 2001, between Penton Media, Inc., as issuer, the Subsidiary Guarantors named herein, and The Bank of New York, as Trustee, including the form of the Company's 10.375% Senior Subordinated Notes due June 15, 2011 attached as Exhibit A thereto (filed as Exhibit 4.1 to the Company's Form 10-Q on August 14, 2001, and incorporated herein by reference).

4.13 Penton Media, Inc. Retirement Plan (filed as Exhibit 10.9 to the Company's Registration Statement No. 333-56877, and incorporated herein by reference).

23.       Consent of Independent Accountants.